Copyright 2006. Velocity Express, Inc. All Rights Reserved. Velocity Express Integration Update and Second Quarter Earnings Report February 13, 2007 Exhibit 99.2

Regulation G and Safe Harbor
Regulation G
This presentation contains disclosures regarding our “Adjusted EBIDTA”, which is a non-GAAP financial measure as defined by Regulation G of the rules of the Securities and Exchange Commission. For a description of the reasons the
Company uses this measure and a reconciliation of Adjusted EBITDA to the nearest GAAP equivalent see “Appendix 1:
Reconciliation of Non-GAAP Financial Measures” beginning on page 25.
Forward-Looking Statements
This presentation, including the oral statements made during the course of this presentation, contain forward-looking statements regarding future events and the future performance of Velocity Express Corporation. The words “believe,”
“plan,” “continue,” “hope,” “estimate,” “project,” “intend,” “expect,” “targets” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or from those results presently anticipated or projected.
These risks include, but are not limited to, the following risks: we may never achieve or sustain profitability; we may not be successful in integrating CD&L and may fail to achieve the expected cost savings from the CD&L acquisition, including due to the challenges of combining the two companies, reducing overlapping functions, retaining key employees and other related risks; we may be unable to fund our future capital needs; our large customers could reduce or discontinue using our services; we may be unable to successfully compete in our markets; we could be exposed to litigation stemming from the accidents or other activities of our drivers; we could be required to pay withholding taxes and extend employee benefits to our independent contractors; our ability to operate and financial flexibility are limited by the agreements governing our debt; we may be required to redeem our debt at a time when we do not have the proceeds to do so; and the other risks identified in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended July 1, 2006, as well as in the other documents that we file from time to time with the Securities and Exchange
Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.  Furthermore, forward-looking statements speak only as of the date they are made.  We do not undertake any obligation to update or review any such forward-looking information, whether as a result of new information, future events or otherwise.

Overview
• Integration management
• Synergies summary
• Integration status reports
• Revenue status & initiatives
• Velocity financial results for the quarter ended December 30, 2006
•
Working capital
•
Income statement
•
Balance sheet
• Appendices

Integration Status
STABILIZE
INTEGRATE
OPTIMIZE
• Customer outreach on
the transaction
• ID key players for job
offers/stay bonuses
• Systems access
• Functional focus
• Reporting focused on
issues
• Customer outreach on
progress
• Key players resolved
• Improved visibility to
processes
• Common language
evolves
• Process focus
• Reporting focused on
progress
• Customer outreach on
opportunities
• Organization structure
finalized
• Processes fine-tuned
• Executing on a single
platform
• Results focus
• Reporting focused on
performance

CD&L Revenue vs. COPS Integration Schedule
• S. Carolina • Indy
• Little Rock
• N. Carolina • Ohio
• Michigan
• Knoxville
• Nashville
• So Cal
• Pitney
Bowes (NC)
• NJ
• PA
• VA
• DC
• Baltimore
• New Orleans
• OK City
• San Antonio
• Windsor
• Boston
• New
England
• Seattle
• Upstate
New York
• Vermont
• Edison
• Teterboro
• Brooklyn
• Florida
• Pitney
Bowes
sites
• Northern Cal
• Las Vegas
• Reno
• NYC
• Banking
Source:  Coordinated Schedule (Dec. 2, 2006),  CDL May 2006 Revenue by Location
Note:  Analysis does not adjust for Special Billing customers, whose revenue may be integrated sooner
Sep 16 Sep 23 Sep 30 Oct 7 Oct 14 Oct 21 Oct 28 Nov 4 Nov 11 Nov 18 Nov 25 Dec 2 Dec 9 Dec 16 Dec 23 Dec 30 Jan 6 Jan 13 Jan 20 March
0
20
40
60
80
100

Synergies summary
HIGHLIGHTS:
• The more we learn, the more productivity opportunities we find.
• Corporate and Field synergies exceeding initial expectations
$ Days $ Days 31-Jan 31-Mar 30-Jun Total
Corporate 4.4 60 to 180 4.9 60 to 180 4.5 1.4 0.0 5.9
Staffing 13.0 0 to 180 12.7 0 to 180 11.4 1.3 0.0 12.7
Field Operating 5.0 0 to 360 5.6 0 to 360 3.0 1.7 1.2 5.9
Route Optimization 16.0 360 16.0 360 0.0 4.3 11.7 16.0
Total 38.4 39.2 18.9 8.7 12.9 40.5
10/3 Investor
Presentation Actual/Current Plan Original View

Corporate Operating Expense Savings Status
HIGHLIGHTS:
• Actual bound insurance policies provide less risk AND lower premiums
• Savings from consolidation of professional service relationships and public company expense are as expected
• Conversion to new travel policies and fewer travelers is saving as expected
$ Days $ Days 31-Jan 31-Mar Total
Insurance 1.8 180 1.8 120 2.4 0.4 2.8
Professional Fees 1.8 360 1.8 180 0.9 0.9 1.8
Travel 0.4 60 0.9 60 0.8 0.1 0.9
Board Fees, etc. 0.4 60 0.4 60 0.4 0.0 0.4
Total 4.4 4.9 4.5 1.4 5.9
10/3 Investor
Presentation
Original
View Actual / Plan

Status of Staffing Saving
HIGHLIGHTS:
• Achieved majority of staffing synergies as of January 31
• Slight decrease in corporate reductions due to technology initiatives critical to key accounts
• Field synergies will exceed initial expectations
$ Days $ Days 31-Jan 31-Mar Total
Field Staff - Cost of Delivery 1.4 0.1 1.5
Field Staff - Operating Expense 5.7 0.6 6.4
Management / Sales 4.0 0 to 120 2.6 0 to 120 2.2 0.0 2.2
Accounting / IT 3.0 0 to 180 3.0 0 to 180 2.1 0.5 2.7
Total $13.0 $12.7 $11.4 $1.3 $12.7
0 to 120 6.0 0 to 120 7.1
Original View
10/3 Investor
Presentation Actual / Current Plan

Field Operating Expense Savings Status
HIGHLIGHTS:
• Occupancy savings higher than original projection
• Line haul synergies on track to date with substantial, but not-yet-
quantified upside opportunities
• All employee drivers have been converted to Independent Contractors
$ Days $ Days 31-Jan 31-Mar 30-Jun Total
Occupancy 4.0 30 to 120 4.3 30 to 360 1.7 1.7 1.2 4.6
Line Haul/Agents 0.6 30 0.8 0 to 30 0.8 0.0 0.0 0.8
Driver Conversion 0.4 60 0.5 0 to 90 0.5 0.0 0.0 0.5
Total $5.0 $5.6 $3.0 $1.7 $1.2 $5.9
Original View Actual/Current Plan
10/3 Investor
Presentation

Route Management Status
HIGHLIGHTS:
• Operating system integration in December quarter laid essential foundation and confirmed driver pay savings assumptions
• Geocom route optimization program is underway in over 12 of the larger integrated markets
$ Days $ Days 31-Jan 31-Mar 30-Jun Total
$16.0 540 $16.0 360 $0.0 $4.3 $11.7 $16.0
10/3 Investor
Presentation
Original
View Actual/Current Plan
Routing &
Driver Pay
Management

Restructuring Cash Outlays
HIGHLIGHTS:
• Change of control payments made in January
• Nearly all severance has been communicated
• Lease buy outs in progress
• Integration consulting expected to be less than original view
Original
View
10/3
Investor
Pres'n
$ $ 31-Jan 30-Jun Total
Change of Control 1.0 3.3 4.3 - 4.3
Severance 1.2 1.1 0.4 0.5 0.9
Lease Run Out 2.6 1.2 0.4 1.5 1.9
Integration 6.3 6.1 3.1 2.5 5.6
Total $11.1 $11.7 $8.2 $4.5 $12.7
Actual/Current Plan

Revenue Status
• Original projection assumed $20MM merger-related revenue loss
• Merger-related customer losses to date total < $10MM – Wachovia, several smaller banking customers
• Office Depot loss ($23MM, including Allied) was not merger-related
• New revenue starts for current customers and new customers have replaced $8MM (annual run rate) to date
• Proposal pipeline is strong
• Revenue growth incentive launched targeting large customers
•
January customer enrollments represent current volume of $32MM with $8 to $12MM growth potential
•
Margins expected to improve as volume leverage offsets pricing impact

Sales Force Restructuring
• Sales force realigned to increase effectiveness of both new account generation and existing account maintenance
• Independent senior logistics representatives with specific market expertise to close large opportunities in specific segments are being recruited
•
High commission, no salary create incentive for rapid revenue growth
• Business development employees will focus exclusively on driving new revenue
•
Commission increased for first year revenue. No commissions for subsequent years.
• New positions of Chief Account Officer and Regional Account Director will drive maintenance and growth of existing account base
•
Compensated based on retention of accounts and maintenance and growth of revenue within existing accounts.

Franchise Development
• Franchise model developed with King and Spalding to better serve-our
national customers by expanding our capability into markets where we do not have density to provide service ourselves
• Service will be Velocity branded, will utilize our technology, and will be managed to ensure delivery service metrics
• Velocity handles invoicing and collections. Collection, net of franchise fee, is remitted to franchisee. Velocity will recognize
revenue-on
franchise fee, not gross invoice.
• UFOC filed
• First franchise agreement signed in North Dakota
• Multiple additional prospects in pipeline

Global Alliance Initiative
• We are pursuing development of an “Global Alliance” of package delivery companies
• Our partners would be national and regional delivery companies that have been forced to partner with the integrators for delivery to the US
•
As the integrators have expanded, they have become key competitors of the national delivery companies
• The critical US delivery capability will leverage Velocity’s position as the largest time-definite regional delivery service provider in the country
• The foundation of the Global Alliance will be an integrated solution which provides 100% end-to-end visibility in near real-time, based on Velocity’s technology tools and systems
• The international express delivery market is a $20 billion industry, with 2.1 million shipments daily and projected annual growth rates of 10%.
• Value of an international alliance without US partner:  Aramex $540 million.

Working Capital Progress
• 85% of CD&L revenue now billed from Velocity operations/billing platform
• Velocity Preferred Payment program
- in place for > $60 million of annual revenue
- under evaluation for > $100 million of annual revenue
• CD&L Independent Contractors migrated to two-week settlement
• CD&L Fleet Contractors migrating to monthly settlement by April 30
• Revolving credit facility executed December 21
• December 30 cash balance = $10 million
• Change of control payments made for $3 million after year-end
34.3 36.3 37.3 Days Sales Outstanding
$12.5 $14.5 $17.0 $ over 30 Days
$38.5 $40.8 $45.5 Accounts Receivable Balance
Feb 9, ‘07 Dec 30, ‘06 Sep 30, ‘06

Velocity Express Income Statement
Quarter Ended Dec 30, 2006 Compared to Prior Year Pro Forma
• Flat revenue adjusting for Office Depot, Wachovia losses
• Higher driver settlement, purchased transportation, warehouse labor required to maintain service AND complete integration of systems & driver contracts
• First installment on merger savings for all areas of occupancy and SG&A
• Root causes for wider Adjusted EBITDA loss all appear reversible
1 See Appendix 1 for Bridge to Adjusted EBITDA
2 See Appendix 2 for Summary of Pro Forma Adjustments
Pro Forma
12/302006 12/31/2005
Revenue $102.3 $107.5
Gross profit $21.9 $28.0
Gross margin 21.5% 26.0%
Operating expense $25.9 $27.2
Restructuring, integration, depreciation & amort $4.8 $2.5
Loss from operations ($8.7) ($1.6)
Net loss ($13.4) ($6.2)
Adjusted EBITDA ($3.5) $1.2

Velocity Express Income Statement
Quarter Ended Dec 30, ‘06 Compared to Quarter Ended Sep 30, ‘06
• Flat revenue adjusting for Office Depot, Wachovia losses & fewer billing days
• Higher driver settlement, purchased transportation, warehouse labor required to maintain service AND complete integration of systems & driver contracts
• First installment on merger savings for all areas of occupancy and SG&A
• Root causes for wider Adjusted EBITDA loss all appear reversible
2 See Appendix 1 for Bridge to Adjusted EBITDA
Dec 30, 2006 Sept 30, 2006
Revenue $102.3 $111.1
Gross profit $21.9 $27.5
Gross margin 21.5% 24.8%
Operating expense $25.9 $27.0
Restructuring, integration, depreciation & amort $4.8 $5.0
Loss from operations ($8.7) ($4.4)
Net loss ($13.4) ($10.8)
Adjusted EBITDA ($3.5) $0.8
Three Months Ended

Velocity Express Balance Sheet Comparison
Strong balance sheet:
• Solid cash position
• Improving A/R
turnover
• Minimal short-term
debt
• Strong balance
sheet ratios – debt-
to-equity, current
ratio
December 30, September 30,
2006 2006
Cash $10 $10
Accounts receivable $38 $42
Other current assets $8 $11
Total current assets $56 $63
Fixed & other tangible assets $18 $19
Goodwill & other intangibles $101 $101
Total assets $175 $182
Current liabilities $48 $45
Short-term debt/leases $2 $2
Total current liabilities $50 $47
Long-term liabilities $4 $4
Long-term debt $52 $49
Shareholders' equity $69 $82
Total Liabilities & Equity
$175 $182

WHAT YOU NEED.

WHERE YOU NEED IT.

WHEN YOU NEED IT THERE.

REAL TIME DELIVERY BY VELOCITY EXPRESS

Velocity express

real time delivery

Appendix 1  - USE OF NON-GAAP FINANCIAL MEASURES
This presentation includes disclosures regarding "Adjusted EBITDA", which is a non-GAAP financial measure. Adjusted
EBITDA, is comprised of historical EBITDA, as adjusted for certain non-cash expenses. EBITDA is defined as net earnings (loss) before interest expenses, income taxes, depreciation and amortization on an historical basis. We believe net income (loss) is the most directly comparable financial measure to EBITDA under GAAP.
We present Adjusted EBITDA for several reasons. Management believes Adjusted EBITDA is useful as a means to evaluate our ability to fund our estimated uses of cash, including the payment of interest on our debt. In addition, we have presented Adjusted EBITDA to investors in the past because it is frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting it here provides a measure of consistency in our financial reporting. Adjusted EBITDA (also referred to in our Indenture as
Consolidated Cash Flow) is also a component of the restrictive covenants and financial ratios contained in the agreement(s) governing our debt that require us to maintain compliance with these covenants and limit certain activities, such as our ability to incur additional debt and to pay dividends. The definitions in these covenants and ratios are based on
Adjusted EBITDA. As a result, management believes the presentation of Adjusted EBITDA provides important additional information to investors.
While we use Adjusted EBITDA in managing and analyzing our business and financial condition and believe it is useful to our management and investors for the reasons described above, it has certain shortcomings. In particular, Adjusted
EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure. Accordingly, it should not be construed as an alternative to net cash from operating or investing activities, cash flows from operations or net income (loss) as defined by
GAAP and is not, on its own, necessarily indicative of cash available to fund our cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations of Adjusted EBITDA, and our calculation of Adjusted
EBITDA may not be comparable to Adjusted EBITDA or other similarly titled measures of other companies.
A reconciliation of the differences between Adjusted EBITDA and the most directly comparable financial measure presented in accordance with GAAP is included in the table that follows.

Appendix 1:  Reconciliation of Non-GAAP Financial Measures
Pro Forma Pro Forma
December 30, December 31, December 30, December 31,
2006 2005 * 2006 2005 *
Net loss (13,371) $          (6,170) $            (24,174) $          (14,528) $
Interest Income/Expense 4,452                4,665                10,626              11,398
Income Taxes 6                        -                     15                      -
Depreciation 1,090                1,474                2,392                2,777
Amortization of Intangible Assets 793                    793                    1,587                1,587
Stock Based Compensation 360                    290                    594                    290
Other non-operating (income)/expense 194                    (135)                   14                      (648)
Transaction / Restructuring / Integration 2,965                260                    5,891                260
Minority Interest in CD&L -                         -                     367                    -
Adjusted EBITDA (3,511) $            1,177 $             (2,687) $            1,136 $
Three Months Ended Six Months Ended
VELOCITY EXPRESS CORPORATION AND SUBSIDIARIES
STATEMENTS OF OPERATIONS - INCLUDING PRO FORMA RESULTS FOR PRIOR YEAR
FOR THE THREE MONTH AND SIX MONTH PERIODS ENDED DECEMBER 30, 2006 AND DECEMBER 31, 2005

Appendix 2: Pro Forma Combined Statement of Operations
VELOCITY EXPRESS CORPORATION AND SUBSIDIARIES
PRO FORMA COMBINED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2005
(Unaudited)
(Amounts in thousands, except per share data)
Pro forma
Combined
Velocity Velocity
Express Pro forma Express
Corporation CD&L Adjustments Corporation
(a) (b)
Revenue 49,316 $           58,187 $           -                     107,503 $
Cost of services 35,080              44,360              -                     79,440
Depreciation - Cost of Sales 56                      7                        63
Gross profit 14,180              13,820              -                     28,000
Operating expenses:
Occupancy 3,137                 1,773                 -                     4,910
Selling, general and administrative 12,450              10,127              22,577
Depreciation and amortization 1,047                 443                    713                    (c) 2,203
Total operating expenses 16,634              12,343              713                    29,690
Loss (gain) from operations (2,454)                1,477                 (713)                   (1,690)
Other income (expense):
Interest expense (1,247)                (380)                   (3,038)                (d) (4,665)
Other 135                    (1)                       1                        135
Loss (income) before income taxes (3,566)                1,096                 (3,750)                (6,220)
Income taxes
-
549                    (549)                   (e) -
Net loss (income) (3,566) $            547 $                 (3,201) $            (6,220) $
Net loss applicable to common shareholders (5,636) $            547 $                 (4,629) $            (f) (9,718) $
Basic and diluted net loss per share (0.35) $               (0.52) $
Weighted average shares outstanding
Basic and diluted 15,023              18,822

Appendix 2: Footnotes to Pro Forma Combined
Statement of Operations
(a)Reflects
Velocity Express Corporation’s consolidated statement of operations for the three months ended December 30, 2005.
(b)The
pro forma statement of operations is presented using Velocity Express Corporation’s fiscal quarter ended December 30, 2005. The CD&L results of operations are presented for three monthd ended December 31, 2005. Certain balances have been reclassified to conform to the Velocity
Express Corporation presentation, as follows: Cost of services reflects an adjustment of $2.4 million to reclassify dispatch and other field administrative costs to Selling, general and administrative expenses to conform to the Velocity Express Corporation presentation.
Selling, general and administrative expenses reflects an adjustment of $2.4 million to reclassify dispatch and other field administrative costs from cost of services
(c)Amortization
of intangible assets of $0.8 million reflects the allocation of the purchase price to intangible assets with the following estimated useful lives: customer lists, five years; non-compete, two years, offset by the reversal of amortization of the carrying amount of CD&L intangible assets of $0.1 million.
(d)Reflects
the sum of: (1) the interest incurred on and the accretion of principal for the Senior Secured Notes of $3.1 million, (2) the write off of deferred financing fees associated with Velocity’s amended and restated revolving credit facility with Bank of America/Fleet Capital Corporation and the senior subordinated note with BET Associates, LP of $1.1 million, offset by the reversal of (1) interest incurred on the amended and restated
revolving credit facility with Bank of America/Fleet Capital Corporation and the senior subordinated note with BET Associates, LP of $0.3 million,
(2) interest incurred by CD&L for the three months ended December 30, 2005 of $0.4 million, and (3) accretion of debt discount on the senior subordinated note with BET Associates, LP of $0.1 million.
(e)The
tax benefit reflects the effect of combining the Velocity Express Corporation loss, the CD&L income, and the pro forma adjustments to yield a combined net loss, and considering the statutory rates in the various state tax jurisdictions.
(f)Reflects
the sum of: (1) beneficial conversion related to the Series Q Convertible Preferred Stock of $0.5 million, (2) dividends paid-in-kind (“PIK”)
on the Series Q Convertible Preferred Stock of $0.7 million, (3) beneficial conversion and the deemed dividends from the beneficial conversion feature in PIK dividends of $0.2 million, and (4) the pro forma adjustments to Interest expense and Income taxes of $3.0 million and $0.5 million noted in (d)
and (e), respectively above.